POWER OF ATTORNEY

According to the Share Pledge Agreement executed by Party A (as defined below) and Beijing Yangguang Jiaze Network Technology Co.. Ltd. (hereinafter referred to as the “WFOE”) dated as of April 1, 2010:

Zhang Fan, holder of the PRC Identity Card No. 610103197209193692, with residence at No.41, Daxue Donglu, Beilin Qu, Xian Shi, Shanxi, China;

Cao Ping, holder of the PRC Identity Card No. 610103195504173222, with residence at No.13, 5 Ceng, Unitl, Building7, 3546 Gongchang, Xinwen Xiang, Beiln Qu, Xian Shi, Shanxi, China;

Gao Qinghong, holder of the PRC Identity Card No. 420106197310014867, with residence at No. 99601, Rencai Fuwu Zhongxin No. 29 Yi, Suzhou Jie, Haidian, Beijing, China;

Jiang Yu, holder of the PRC Identity Card No. 350403196604211043, with residence at Room 302, Building 70, Dongan Xincun, Meilie Qu, Sanming Shi, Fujian, China;

Li Yurong, holder of the PRC Identity Card No. 310110194712296225, with Residence at Room 405, No. 11, Lane 542, Qingyuan Huan Road, Yangpu District, Shanghai, China;

Lin Xianzhen, holder of the PRC Identity Card No. 350321197403276416, with residence at Room 307, 99 Zhuang, Chonggui Xincun, Meilie Qu, Sanming Shi, Fujian, China;

Liu Lingtang, holder of the PRC Identity Card No. 350321197403276416, with residence at No. 16, Unit2, Building9, Yanguang Li, Penghu Qu, Xian Shi, Shanxi, China;

Ni Bin, holder of the PRC Identity Card No. 350321197403276416, with residence at Room602, No.2, 588 Nong, Liuying Lu, Zhabei Qu, Shanghai, China;

Shi Wentao, holder of the PRC Identity Card No. 610103197912200436, with residence at No.4m 13 Ceng, Building 1, No.8 Yuan, Taibai Nanlu, Yanta Qu, Xian Shi, Shanxi, China;

Tian Xianlu, holder of the PRC Identity Card No. 5102031957083110817, with residence at No.Fu 54, No.9 Ganghua Cun, Dadukou Qu, Chongqing, China;

Wang Ping, holder of the PRC Identity Card No. 210102195110211221, with residence at Rooml-5-4, No. 19, Shengli Beijie, Heping Qu, Shenyang Shi, Liaoning, China;

Wei Jianhua, holder of the PRC Identity Card No. 210102195110211221, with residence at Rooml0, No. 132, Xinyang Xilu, Xicheng Banshichu, Jieshou Shi, Anhui, China;

Xu Li, holder of the PRC Identity Card No. 430305197405191520, with residence at Building 612, No.113, Bagua Erlu, Futian Qu, Shenzhen Shi, Guangdong, China;

Yang Peiying, holder of the PRC Identity Card No. 610103195603060442, with residence at No.5, 3Ceng, Unit3, No.3, Zhongliu Xiang, Beilin Qu, Xian Shi, Shanxi, China; (all of the individuals above are collectively regarded as “ Party A”)

hereby authorizes Zhang Fan, as the authorized personnel designated by Beijing Yangguang Jiaze Network Technology Co., Ltd., holder of the PRC Identity Card no. 330321196310133610, with residence at No.4l, Daxue Donglu, Beilin Qu, Xian Shi, Shanxi, China; (hereinafter referred to as the “Party B”)

To exercise on behalf of Party A all rights to which Party A is entitled as a shareholder of Sunity Information Technology (Beijing) Co., Ltd (hereinafter referred to as the (“Company”) according to the Company Law of the People’s Republic of China. The shareholder’s rights which Party A authorizes Party B to exercise hereunder include but are not limited to the following:

(1)	The right to decide whether to pledge or transfer the shares held by Party A in the Company to any third party;

(2)	The voting rights at shareholders’ meetings of the Company;

(3)	The right to dispose of any equity interests coupled with the shares held by Party A in the Company; and

(4)	The right to appoint the director(s) and the senior management of the Company.

(5)
Make decision on the transactions set out as below: (a) incurrence or assumption of any indebtedness of more than RMB 100,000; (b) sale or purchase of any assets or rights; (c) incurrence of any encumbrance on any of its assets or intellectual property rights in favor of a third party; (d) amendment of its articles of association; or (e) change of its normal operation procedures.

Party B exercises its rights as the authorized personnel of WFOE according to this Power of Attorney.  If WFOE determines to replace its authorized personnel at any time, WFOE shall give written notice to Party A notifying Party A of its newly authorized personnel. Upon Party A’s receipt of such written notice, the authorization granted to Party B (or any other authorized personnel whom is replaced by WFOE pursuant to its written notice) under this Power of Attorney shall be immediately terminated, and the authorized personnel newly appointed by WFOE in writing shall automatically succeed to all the authorization granted to the replaced authorized personnel under this Power of Attorney. Upon the request of WFOE, Party A shall execute a new Power of Attorney with identical authorization scope of this Power of Attorney with the newly authorized personnel of WFOE at any time.

Party A acknowledges that during the term of this Power of Attorney he will not retain or be entitled to exercise any right which Party A is entitled as a shareholder of the Company.  Party A shall not or procure the Company to take any action within the authorization scope set out as above.

The Parties agree and confirm that unless the parties mutually sign another document which stipulates otherwise, the Power of Attorney hereunder is irrevocable. The Power of Attorney comes into effect at the date of execution and remains effective and shall not be terminated early unless all the shares of Party A in the Company have been transferred to WFOE or any third party designated by WFOE in writing, in which event this Power of Attorney shall terminate and become invalid.

Party A:

Zhang Fan,	/s/ Zhang Fan

Cao Ping,	/s/ Cao Ping

Gao Qinghong	/s/ Gao Qinghong

Jiang Yu	/s/ Jiang Yu

Li Yurong,	/s/ Li Yurong

Lin Xianzhen,	/s/ Lin Xianzhen

Liu Lingtang,	/s/ Liu Lingtang

Ni Bin,	/s/ Ni Bin

Shi Wentao,	/s/ Shi Wentao

Tian Xianlu,	/s/ Tian Xianlu

Wang Ping,	/s/ Wang Ping

Wei Jianhua,	/s/ Wei Jianhua

Xu Li,	/s/ Xu Li

Yang Peiying,	/s/ Yang Peiying

Date: April 1, 2010

WFOE:
Beijing Yangguang Jiaze Network Technology Co., Ltd.,

Signature:	/s/ Zhang Fan

I hereby acknowledge the acceptance of the authorization, on behalf of the WFOE, granted hereunder.

Part B:	Zhang Fan

Signature:	/s/ Zhang Fan

Date:	April 1, 2010